UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 16, 2009

THE FINOVA GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11011	86-0695381
(Commission File Number)	(IRS Employer Identification No.)

8300 N. Hayden Road, Suite 207, Scottsdale Arizona	85258

(Address of Principal Executive Offices)	(Zip Code)

(480) 624-4988
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On November 16, 2009, the Audit Committee of the Board of Directors of The FINOVA Group Inc. (the “Company”) was notified of and accepted the resignation of Ernst & Young LLP as the Company’s independent registered public accounting firm, effective upon completion of their review of our fiscal interim period ended September 30, 2009, at which time the client-auditor relationship between The FINOVA Group Inc. and Ernst & Young LLP will cease.

The Company has been advised that the resignation was a result of the liquidation and distribution of substantially all of the Company's remaining assets, and the decision of the Company's Board of Directors (the “Board”) to dissolve the Company under Delaware law by the filing of a Certificate of Dissolution. The Certificate of Dissolution was approved by the Board on November 16, 2009, and was filed by the Company with the Delaware Secretary of State on November 17, 2009.

The reports issued by Ernst & Young LLP in connection with the audit of the Company's financial statements, which were prepared using the liquidation basis of accounting, for the years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion included an explanatory paragraph regarding the Company’s change, subsequent to December 4, 2006, of its basis of accounting from the going-concern basis to a liquidation basis.

During the years ended December 31, 2008 and 2007, and the interim period for the nine months ended September 30, 2009, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided a copy of the above disclosures and requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the statements made by the Company. A copy of such letter, dated November 18, 2009, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Due to the fact that the Company has ceased operations and has dissolved, no new accountants will be engaged by the Company to replace Ernst & Young LLP.

Item 9.01 Financial Statements and Exhibits

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(d)	Exhibits
Exhibit 16.1	Letter from Ernst & Young LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2009	THE FINOVA GROUP INC.
By:	/s/ Richard A. Ross

Richard A. Ross

Senior Vice President

Chief Financial Officer and Treasurer

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